UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2010

Thomas & Betts Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	1-4682	22-1326940
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8155 T&B Boulevard, Memphis, Tennessee		38125
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	901-252-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 1, 2010 Thomas & Betts Corporation (the "Company") completed the acquisition of Cable Management Group, Ltd. (CMG), a privately held manufacturer of cable protection systems for industrial and infrastructure/construction applications.

The Company issued a press release on October 4, 2010, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing the transaction.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated October 4, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation

October 4, 2010	By:	W. David Smith, Jr.

Name: W. David Smith, Jr.
Title: Assistant General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Registrant dated October 4, 2010